                                                                  Exhibit 10.15



                                SECOND AMENDMENT

                           TO LEASE DATED MAY 3, 1994
                                 BY AND BETWEEN
                      JOHN G. B. ELLISON, JR. ("LANDLORD")
                                       AND
                    VES, INC., D/B/A VES EXTRUSIONS, INC. AND
                   ELLISON EXTRUSION SYSTEMS, INC., ("TENANT")

      Effective July 1, 1999 this Second Amendment replaces ARTICLE V, Section 5.02, and adds to ARTICLE X, Section 10.02 of the Lease Dated May 3, 1994, by and between John G.B. Ellison, Jr., LANDLORD and VES, Inc., TENANT

REPLACE ARTICLE V, SECTION 5.02 WITH THE FOLLOWING:

      "REAL PROPERTY TAX. TENANT shall reimburse LANDLORD for all real property taxes and assessments on the premises in excess of $4,900 due annually."

ADD THE FOLLOWING TO ARTICLE X, SECTION 10.02:

      "TENANT shall reimburse LANDLORD for the cost of property insurance on premises that is in excess of $600 annually."

      ACCEPTED AND AGREED:

TENANT:                                 VES Inc., a Delaware Corporation


                                        By: /s/ C. Douglas Cross
                                           -------------------------------------
                                           C. Douglas Cross, President




(CORPORATE SEAL)


ATTEST:

/s/ Elaine M. Roberts
---------------------------------------
Elaine M. Roberts, Assistant Secretary


LANDLORD:

                                            /s/ John G. B. Ellison, Jr. (SEAL)
                                            -------------------------
                                              John G. B. Ellison, Jr.